Non-current assets - other	6 Months Ended
Jun. 30, 2026
Non-current assets - other [Abstract]
Non-current assets - other
Note 10. Non-current assets - other

	30-Jun-2026	31-Dec-2025
	$'000	$'000

Unamortised loan fees	4,273	4,273

The Company paid fees to establish a loan with the US Department of Energy (DOE). The fees will be amortised over the life of the loan. Amortisation begins after the first draw on said loan. The total loan amount is US$996 million (US$968 million in principal and US$28 million in capitalised interest during construction). The loan term is 20 years, and the interest rate is fixed from the date of each advance for the term of the loan at the applicable long-dated U.S. Treasury rate.